Exhibit 99.6

Memorandum

Date	April 29, 2014	From	Jay Tibbets
Subject	A New Sporting Company		SVP and President

To	All Employees

By now, you have heard the exciting news that ATK’s Board of Directors has approved a plan to create two independent public companies in Outdoor Sports and Aerospace & Defense. The transaction will be accomplished by a tax-free spin-off of our Sporting business (Sporting) to ATK shareholders, immediately followed by a tax-free, all-stock merger of the remaining ATK businesses (ATK A&D) with Orbital Sciences Corporation (Orbital). ATK shareholders will own 100 percent of the shares in Sporting and approximately 53.8 percent of the shares in the combined company, which will be known as Orbital ATK, Inc. (Orbital ATK).
ATK’s Board of Directors also announced that Mark DeYoung will serve as the Chairman and CEO of the new sporting company following the spin-off of the Sporting Group. Sporting’s corporate headquarters will be located in Utah.

At this point, for the majority of our company, it is business as usual. I hope you’ve had a chance to read Mark’s memo and the press release about the planned transaction. If not, you can find them on ATKnet.
Management and our Board of Directors believe that as two separate, standalone companies, Sporting and Orbital ATK will now be directly aligned with their respective market peers along with the strategic vision, operational flexibility and financial strength to offer a more competitive value proposition to their customers and consumers.
Many of you were here at the beginning when ATK entered the commercial ammunition market in 2001. Subsequently, with Mark’s leadership, we have acquired new capabilities to build out a complementary portfolio of ammunition, accessories and sporting arms. With your continued support, we will create new business opportunities while expanding into adjacent markets. This is great news for the Sporting Group as we now prepare to stand alone as a commercial company with what we believe to be a unique and compelling value proposition:

●	Comprehensive portfolio offering of value-added products
●	Powerful consumer brands with innovative appeal
●	Core capabilities in sales, marketing and distribution
●	Supplier of choice – highly relevant product offering to retailers, wholesalers and distributors
●	World-class and experienced workforce focused on continuous improvement
●	Growing outdoor lifestyles company with exciting career development opportunities
●	A focus on execution excellence that creates value for our customers and shareholders

There is a lot to accomplish between now and the transaction completion, which is currently expected to occur by the end of calendar year 2014, including developing a new corporate name and brand, and setting up a new corporate-level leadership team. Accordingly, a transition team will work to achieve specific milestones for regulatory reviews and customary closing conditions. Both companies will continue to provide a competitive compensation and benefits package and offer career opportunities for employees in their specific business segments.

After the anticipated closing, there will be an approximately 12-month transition period that will include certain shared services support provided to Sporting by Orbital ATK. We will also continue our partnership with the Lake City and New River Energetics facilities for sourced ammunition, components and gun powder.

I encourage you to learn about this exciting change in Sporting’s strategy, review related materials, attend meetings and ask questions. We will continue to update you on progress of the transition, but it is imperative that you remain focused on executing our business plan and meeting our customers’ expectations.

I appreciate your continued support and unwavering commitment to safe and environmentally responsible operations. Your contributions have positioned us for a promising future!

Jay Tibbets
Senior Vice President, ATK
President, ATK Sporting Group

*Managers, please print this information for employees without email access.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s shareholders and Orbital will merge with a subsidiary of ATK with Orbital surviving the merger as a wholly-owned subsidiary of ATK (the “Transaction”), the expected timetable for completing the Transaction, benefits and synergies of the Transaction and the expected tax treatment for the Transaction, future opportunities for Sporting and the combined company and products and any other statements regarding Sporting’s,  ATK’S and Orbital’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “expected,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the Transaction; the conditions to the completion of the Transaction, including the receipt of approval of both ATK’s shareholders and Orbital’s shareholders; the regulatory approvals required for the Transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the Transaction within the expected time-frames or at all and to successfully integrate Orbital’s operations with those of the ATK A&D; the integration of Orbital’s operations with those of ATK A&D being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transaction; the retention of certain key employees being difficult; Sporting’s ability to operate successfully as a standalone business; Sporting’s, ATK’s and Orbital’s ability to adapt its services to changes in technology or the marketplace; Sporting’s, ATK’s and Orbital’s ability to maintain and grow its relationship with its customers; reductions or changes in NASA or U.S. Government military spending, timing of payments and budgetary policies, including impacts of sequestration under the Budget Control Act of 2011, and sourcing strategies; intense competition; increases in costs, which the business may not be able to react to due to the nature of U.S. Government contracts; changes in cost and revenue estimates and/or timing of programs; the potential termination of U.S. Government contracts and the potential inability to recover termination costs; reduction or change in demand for commercial ammunition, firearms or accessories, including the risk that placed orders exceed actual customer requirements; risks associated with expansion into commercial markets; actual pension and other postretirement plan asset returns and assumptions regarding future returns, discount rates, service costs, mortality rates, and health care cost trend rates; greater risk associated with international business, including foreign currency exchange rates and fluctuations in those rates; other risks associated with U.S. Government contracts that might expose Sporting, ATK or Orbital to adverse consequences; costs of servicing debt, including cash requirements and interest rate fluctuations; security threats, including cybersecurity and other industrial and physical security threats, and other disruptions; supply, availability, and costs of raw materials and components, including commodity price fluctuations; government laws and other rules and regulations applicable to Sporting, ATK and Orbital, such as procurement and import-export control, and federal and state firearms and ammunition regulations; the novation of U.S. Government contracts; performance of subcontractors; development of key technologies and retention of a qualified workforce; fires or explosions at any of Sporting’s, ATK’s or Orbital’s facilities; environmental laws that govern past practices and rules and regulations, noncompliance with which may expose Sporting, ATK or Orbital to adverse consequences; impacts of financial market disruptions or volatility to customers and vendors; results of acquisitions or other transactions, including the ability to successfully integrate acquired businesses and realize anticipated synergies, cost savings and other benefits, and costs incurred for pursuits and proposed acquisitions that have not yet or may not close; unanticipated changes in the tax provision or exposure to additional tax liabilities; and the costs and ultimate outcome of litigation matters and other legal proceedings. Additional information concerning these and other factors can be found in ATK’s and Orbital’s filings with the Securities and Exchange Commission (the “SEC”), including ATK’s and Orbital’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  ATK and Orbital assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed “Morris Trust” transaction between ATK and Orbital, pursuant to which Sporting will be distributed to ATK’s shareholders and Orbital will merge with a subsidiary of ATK, with Orbital surviving the merger as a wholly-owned subsidiary of ATK, ATK and Orbital intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including an ATK registration statement on Form S-4 that will include a joint proxy statement of ATK and Orbital that also constitutes a prospectus of ATK.  In addition, Sporting, a subsidiary of ATK, intends to file a registration statement on Form 10 or S-1 that will constitute a prospectus of Sporting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENTS/PROSPECTUSES AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATK, ORBITAL, SPORTING AND THE PROPOSED TRANSACTION.  The joint proxy statement and registration statements/prospectuses and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from ATK upon written request to ATK by emailing investor.relations@atk.com or by calling Michael Pici at 703-412-3216 or from Orbital upon written request to Orbital at investor.relations@orbital.com or by calling Barron Beneski at 703-406-5528.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder.  However, ATK, Orbital and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC.  Information regarding ATK directors and executive officers may be found in its Annual Report for the year ended March 31, 2013 on Form 10-K filed with the SEC on May 23, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on June 14, 2013.  Information regarding Orbital’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 25, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on March 11, 2014.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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